UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2020

Trinseo S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	001-36473	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Chesterbrook Boulevard, Suite 300,

Berwyn, Pennsylvania 19312

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on which registered
Ordinary Shares, par value $0.01 per share	TSE	New York Stock Exchange

ITEM 1.01	Entry Into a Material Definitive Agreement.

On October 30, 2020, Trinseo Europe GmbH, a wholly owned subsidiary of Trinseo S.A. (the “Company”) entered into two long-term sales contracts with Dow Europe GmBH for the sale of ethylene to the Company.

Pursuant to the first sales agreement (the “Boehlen Ethylene Agreement”), the Company will purchase ethylene directly from Dow Europe’s ethylene facilities for use at the Company’s Boehlen location. The Boehlen Ethylene Agreement has a term of two years with automatic one-year renewal provisions, and contains annual minimum purchase and maximum sale volume commitments.

Pursuant to the second sales agreement (the “Terneuzen Ethylene Agreement”), the Company will purchase ethylene directly from Dow Europe’s ethylene facilities for use at the Company’s Terneuzen location. The Terneuzen Ethylene Agreement has a term of three years with automatic two-year renewal provisions, and contains annual minimum purchase and maximum sale volume commitments.

The foregoing descriptions are qualified in their entirety by reference to the terms and conditions of the Boehlen Ethylene Agreement and the Terneuzen Ethylene Agreement, copies of which are filed herewith as Exhibit 10.1 and 10.2, respectively, and are incorporated herein by reference.

ITEM 9.01	Exhibits.
10.1	Ethylene Sales Contract (Boehlen), between Dow Europe GmbH and Trinseo Europe GmbH, dated October 30, 2020*
10.2	Ethylene Sales Contract (Terneuzen), between Dow Europe GmbH and Trinseo Europe GmbH, dated October 30, 2020*
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

*Certain portions of this exhibit were redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The omitted information is (i) not material and (ii) would likely cause us competitive harm if publicly disclosed. We agree to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission on its request; provided, however that the Company may request confidential treatment of this exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO S.A.

	By:	/s/ Angelo N. Chaclas
	Name:	Angelo N. Chaclas
	Title:	Senior Vice President, Chief Legal Officer, Chief Compliance Officer & Corporate Secretary

Date: October 30, 2020